Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepayments and Other Current Assets
Prepayments	¥ 1,357,173	$ 185,932	¥ 1,326,294
Value-added tax ("VAT")	699,033	95,767	871,593
Interest receivables	205,041	28,091	367,001
Rental and other deposits	552,878	75,744	119,455
Others	1,599,341	219,109	1,528,672
Total	¥ 4,413,466	$ 604,643	¥ 4,213,015